UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2021
________________________
Bally's Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07    Submission of Matters to a Vote of Security Holders.
Bally's Corporation (the “Company”) held its 2021 Special Meeting of Shareholders (the “Special Meeting”) virtually on June 30, 2021. There were 42,452,582 outstanding shares of common stock entitled to vote at the Special Meeting, of which 34,994,603 were present or represented by proxy. At the Special Meeting, the shareholders approved the issuance of Bally’s common stock in connection with the Company's proposed acquisition of Gamesys Group plc ("Gamesys"), in addition to two other proposals, as described below. The results of voting on the three proposals, including final voting tabulations, are set forth below.

Proposal 1 - Share Issuance Proposal

At the Special Meeting, the shareholders approved the potential issuance of more than 19.9% of Bally's common stock to shareholders of Gamesys and to Gaming and Leisure Properties, Inc. in connection with the acquisition of Gamesys. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
34,919,898	9,128	65,577	—

Proposal 2 - ESPP Proposal

At the Special Meeting, the shareholders approved the Bally's Employee Stock Purchase Plan (“ESPP”). The vote was as follows:

For	Against	Abstain	Broker Non-Votes
34,787,448	114,109	93,046	—

Proposal 3 - Adjournment Proposal

At the Special Meeting, the shareholders approved to adjourn the special meeting to a later date or time, if necessary, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Share Issuance Proposal. The vote was as follows:

For	Against	Abstain	Broker Non-Votes
33,148,147	1,779,711	66,745	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY'S CORPORATION

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: July 2, 2021